UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

 Pursuant To Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 06, 2017

FUTURELAND CORP.
(Exact name of registrant as specified in charter)

Colorado	000-53377	41-2230041
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

FutureLand Corp. 10901 Roosevelt Blvd, 1000c Saint Petersburg, Florida		33716
(Address of principal executive offices)		(Zip Code)

(727) 474-0221
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 2.01, Completion of Acquisition or Disposition of Assets

On July 25, 2017, the Company issued a press release announcing that it has entered into an agreement to joint venture with Greenleaf Holdings, LLC. to acquire an established Solar Technology group, Amps Electric, Inc. The Company is pleased to announce that it has completed the purchase of Amps Electric, Inc.

Amps Electric, Inc. is a Massachusetts company that deals in solar energy. Of course, the company supplies solar energy to any power need, but cannabis is going to be a huge addition to their erupting portfolio. Amps currently has annual revenues exceeding $5,000,000 and believes it can achieve as much as $10,000,000 by the years end. Because of the nature of many cannabis grows, being secluded on the one hand, and needing to operate self-sufficiently on the other, it makes a lot of sense for FutureLand to include this opportunity within its canopy of offerings.

In 2014, a report by the Northwest Power and Conservation Council estimated marijuana operations could grow Washington electricity demand between 60 MW and 160 MW over the next 20 years. Regional demand, including producers in Idaho, Montana, Oregon and Washington, could reach almost 250 MW by 2035.

The Company plans to develop and offer Amps Electric, Inc products and services to the marijuana grow facilities in all legal states in the fourth quarter of 2017. More information will be provided as the company progresses.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTURELAND CORP.

Date: September 06 2017	By: /s/ Cameron Cox
Cameron Cox, Principal Executive Officer